SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant  _X_
Filed by a Party other than the Registrant
Check the appropriate box:
___  Preliminary Proxy Statement
___  Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
___  Definitive Proxy Statement
___  Definitive Additional Materials
___ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

________________________________________________________________________________
                             THE TOPPS COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

_X_   No fee required.
___   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
            ____________________________________________________________________
      (2)   Aggregate number of securities to which transaction applies:
            ____________________________________________________________________
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ____________________________________________________________________
      (4)   Proposed maximum aggregate value of transaction:
            ____________________________________________________________________
      (5)   Total fee paid:
            ____________________________________________________________________

___   Fee paid previously with preliminary materials.

___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount Previously Paid:
             ___________________________________________________________________
      (2)    Form, Schedule or Registration Statement No.:
             ___________________________________________________________________
      (3)    Filing Party:
             ___________________________________________________________________
      (4)    Date Filed:
             ___________________________________________________________________

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create your electronic voting ins-truction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instruction up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL -
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to the The Topps Company, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK IN AS FOLLOWS:              TOPPS1  KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------
                                                                               DETACH AND RETURN THIS PORTION ONLY
                                THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
__________________________________________________________________________________________________________________
THE TOPPS COMPANY, INC.
(Please read both sides before signing)                 03      0000000000              218104039691
The Board of Directos recommends a vote FOR
all nominees for director and FOR Item 2.               For  Withhold  For All  To withhold authority to vote, mark
                                                        All    All     Except   "For All Except" and write the
The undersigned authorizes and instructs                                        nominee's number on the line below
        said proxies to vote as follows:                ___     ___     ___     __________________________________

   ELECTION OF DIRECTORS
   1. 01) Arthur T. Shorin, 02) Edward D. Miller and 03) Stanley Tulchin

   VOTE ON PROPOSAL                                    For   Against   Abstain
   2.  To ratify the appointment of Deloitte
       & Touche LLP as independent auditors for
       The Topps Company, Inc. for the fiscal            ___     ___      ___
       year ending FEBRUARY 28, 2004                    /__/    /__/     /__/

For comments, please check this box and write them      ___
on the back where indicated                            /__/


    Please sign exactly as your name appears above.

    _______________________________________              ________________________________
   /______________________________/_______/             /________________________/______/
Signature(PLEASE SIGN WITHIN BOX)  Date                 Signature (Joint Owners)    Date


---------------------------------------------------------------------------------------------------------------
PROXY
                                        THE TOPPS COMPANY, INC.

     The undersigned hereby appoints Warren E. Friss and Scott A.Silverstein, and each of them, the attorneys and proxies of the  undersigned,  with full power of substitution,  to vote on behalf of the undersigned, all the shares of stock of THE TOPPS COMPANY,  INC.,  which the  undersigned  is entitled  to vote at the  Annual
Meeting of Stockholders of the Company to be held at J.P. Morgan  Chase & Co., 270 Park  Avenue, New York, NY
on June 26, 2003 at 10:30 a.m.(local time)and at any adjournments thereof, hereby  revoking any proxy hereto-
fore given with respect to such stock.

     This  Proxy when  properly executed, will be voted in the manner  directed herein and, in the discretion of the aforementioned  proxies on all  other  matters  which may  properly  come  before the  meeting.  If no instructions to the contrary is  indicated,  this Proxy will be  voted FOR all  nominees for director and FOR
Item 2.

      Please return this proxy in the accompanying business reply envelope, even if you expect to attend in person.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


      COMMENTS: ___________________________________________________________
      _____________________________________________________________________
      _____________________________________________________________________

 (If you noted comments above, please mark corresponding box on reverse side.)

---------------------------------------------------------------------------------------------------------------

                                  [TOPPS LOGO]

                                    _______


                             THE TOPPS COMPANY, INC.



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 26, 2003
                                    _______



To the Stockholders of
THE TOPPS COMPANY, INC.

     I am pleased to invite you to attend the annual meeting of stockholders (the "Annual Meeting") of The Topps Company, Inc., a Delaware corporation (the "Company"), which will be held at J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York, on June 26, 2003 at 10:30 A.M., Eastern Standard time, for the following purposes:

     1. To elect three directors to serve for three-year terms until the annual meeting of stockholders to be held in the year 2006;

     2. To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending February 28, 2004; and

     3. To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on May 15, 2003 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

                                        By order of the Board of Directors,


                                                 Arthur T. Shorin
                                              Chairman, President and
                                              Chief Executive Officer


Dated:  May 30, 2003


Whether or not you expect to be present at the Annual Meeting, please date and sign the enclosed proxy and return it promptly in the enclosed envelope. In the event you attend the Annual Meeting and vote in person, the proxy will not be used.

                             THE TOPPS COMPANY, INC.

                              One Whitehall Street
                            New York, New York 10004

                                    _________

                                 PROXY STATEMENT
                                    _________

                                     GENERAL


     The Board of Directors of The Topps Company, Inc. (the "Company") is furnishing this proxy statement (the "Proxy Statement") to all stockholders of record so that they will submit their proxies to be voted at the Annual Meeting of stockholders of the Company (the "Annual Meeting") and at any adjournment or postponement of the annual meeting. The Annual Meeting will be held at J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York, on June 26, 2003 at 10:30 A.M., Eastern Standard time. A copy of the Company's Annual Report to Stockholders for the fiscal year ended March 1, 2003 is being mailed to all stockholders with this Proxy Statement. The annual report is also available on the internet at www.topps.com. The approximate mailing date of this Proxy Statement is May 30, 2003.

Proxy Information
-----------------

     Proxies in the form enclosed are being solicited by, or on behalf of, the Company's Board of Directors (the "Board of Directors"). The persons named in the accompanying form of proxy have been designated as proxies by the Board of Directors.

     All proxies received as a result of this request will be voted (except as to matters where authority to vote is specifically withheld). Where the proxy asks that a stockholder choose for or against a proposal, the proxy will be voted in accordance with the stockholder's choice. If no choice is indicated on the proposals, the Board of Directors will vote on behalf of the persons named in the proxy: (i) for the nominees for election as directors of the Company listed herein, and (ii) for the ratification of the appointment by the Board of Directors of Deloitte & Touche LLP as auditors for the Company for the fiscal year ending February 28, 2004. If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by the proxy will be voted at the discretion of the proxies.

     Stockholders who submit proxies may revoke them at any time before they are voted by written notice to the Company by either submitting a new proxy or by personal ballot at the Annual Meeting.


Record Date and Voting
----------------------

     As of May 15, 2003, the Company had outstanding 40,700,151 shares of common stock, par value $.01 per share ("Common Stock"), entitled to be voted at the Annual Meeting. Each share is entitled to one vote on each matter submitted to a vote of stockholders. Only stockholders of record at the close of business on May 15, 2003 will be entitled to vote at the Annual Meeting. If your shares are registered directly in your name with the Company's transfer agent, American Stock Transfer & Trust Company, you are considered with respect to those shares the stockholder of record, and these proxy materials are being sent directly to you. As the stockholder of record, you have the right to submit your voting proxy directly to the Company using the enclosed proxy card or to vote in person at the Annual Meeting.

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name". These proxy materials are being forwarded to you by your broker who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker to vote your shares, and your broker or nominee has enclosed a voting instruction card for you to use. You are also invited to attend the Annual Meeting; however, since you are not the stockholder of record, you may not vote these shares in person at the meeting.

     Under Delaware law and the Company's bylaws, the presence of a quorum is required to transact business at the Annual Meeting. A quorum is defined as the presence, either in person or by proxy, of a majority of the shares entitled to vote. Proxies marked "abstain" will be included in determining a quorum. On routine matters, brokers who hold customer shares in "street name" but have not timely received voting instructions from their customers have discretion to vote such shares. Since all of the matters to be voted upon at the Annual Meeting are routine, the presence of such shares will be included in determining whether a quorum is present.

     Under Delaware law and the Company's bylaws, proposals must be approved by the affirmative vote of a majority or, in the case of the election of directors, a plurality, of the shares present, either in person or by proxy, at the Annual Meeting and entitled to vote. Accordingly, abstentions will have the same effect as votes "against" a proposal, whereas instructions to withhold voting on the election of any nominee for director will have no effect on the outcome of the vote.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

     The following table sets forth information available to the Company as to shares of Common Stock owned as of May 15, 2003 by (i) each person known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) each director and nominee for election as a director, (iii) each person designated in the section of this Proxy Statement captioned "Executive Compensation" and (iv) all directors and executive officers as a group. Except as otherwise indicated, each person named below has sole investment and voting power with respect to the shares of Common Stock shown.

                Name of                Amount and Nature         Percentage of
        Beneficial Ownership       of Beneficial Ownership(1)   Shares Outstanding
        --------------------       --------------------------   ------------------
Arthur T. Shorin(2)(3)                     2,830,489                  6.9%

Ronald L. Boyum(4)                            84,500                  *

Allan A. Feder(2)(5)                         112,000                  *

Ira Friedman(6)                               87,500                  *

Stephen D. Greenberg(7)                      197,000                  *

Ann Kirschner(8)                              68,000                  *

David M. Mauer(9)                            165,000                  *

Edward D. Miller(10)                          34,000                  *

Jack  H. Nusbaum(11)                         160,000                  *

John Perillo(12)                             131,000                  *

Scott A. Silverstein(2)(13)                  251,000                  *

Richard Tarlow(14)                            68,000                  *

Stanley Tulchin(15)                          170,175                  *

Private Capital Management, Inc. (16)     10,227,774                 25.1%
  8889 Pelican Bay Blvd
  Naples, Florida 34108

Royce & Associates, LLC (17)               4,507,300                 11.1%
  1414 Avenue of the Americas
  New York, New York 10019

Merrill Lynch & Co., Inc. (18)             4,376,126                 10.8%
  Merrill Lynch Investment Mangers (MLIM)
  World Financial Center
  250 Vesey Street
  New York, New York 10381

All directors and executive officers
  as a group (19 persons)                  5,414,490                 12.6%

__________________

*less than 1.0%

(1) Pursuant to regulations of the Securities and Exchange Commission, shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares the power to vote or dispose of such shares, or has the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire through the exercise of any option, warrant or right.

(2) Does not include 50,000, 1,378 and 20,702 shares of Common Stock owned by immediate family members of each of Messrs. Shorin, Feder and Silverstein, respectively. Messrs. Shorin, Feder and Silverstein disclaim beneficial ownership of such shares.

(3)  Includes 532,500 shares of Common Stock issuable upon exercise of options.

(4)  Includes 74,500 shares of Common Stock issuable upon exercise of options.

(5)  Includes 78,000 shares of Common Stock issuable upon exercise of options.

(6)  Includes 70,500 shares of Common Stock issuable upon exercise of options.

(7)  Includes 106,000 shares of Common Stock issuable upon exercise of options.

(8)  All such shares of Common Stock issuable upon exercise of options.

(9)  Includes 136,000 shares of Common Stock issuable upon exercise of options.

(10) All such shares of Common Stock issuable upon exercise of options.

(11) Includes 95,000 shares of Common Stock issuable upon exercise of options.

(12) Includes 116,000 shares of Common Stock issuable upon exercise of options.

(13) Includes 241,500 shares of Common Stock issuable upon exercise of options.

(14) All such shares of Common Stock issuable upon exercise of options.

(15) Includes 95,000 shares of Common Stock issuable upon exercise of options.

(16) Based upon a Schedule 13G filed on February 14, 2003 with the SEC by Private Capital Management, Inc.

(17) Based upon a Schedule 13G filed on February 5, 2003 with the SEC by Royce & Associates, LLC.

(18) Based upon a Schedule 13G filed on April 4, 2003 with the SEC by Merrill Lynch and Co., Inc.

                              ELECTION OF DIRECTORS

     There are currently nine members of the Board of Directors which is divided into three classes (each with three members), with each class serving for a period of three years. One class of directors is elected by the stockholders annually. This year, Messrs. Arthur T. Shorin, Edward D. Miller and Stanley Tulchin have been nominated to stand for re-election for a term that expires at the annual meeting of stockholders to be held in the year 2006.

     Should any one or more of these nominees become unable to serve for any reason or, for good cause, will not serve, which is not anticipated, the Board of Directors may designate substitute nominees, unless the Board of Directors by resolution provides for a lesser number of directors. In this event, the proxy holders will vote for the election of such substitute nominee or nominees.

     The following table sets forth the name, age and principal business experience during the past five years of each director of the Company.


                                   Business Experience                   Director of the
                                   During Past 5 Years,                   Company or its
Name                            Age and Other Information               Predecessors Since
----                            -------------------------               ------------------
Nominees to Serve
in Office Until 2006


Arthur T. Shorin        Chairman of  the Board and  Chief Executive             1960
                        Officer of the Company and  its predecessor
                        since 1980.  Mr. Shorin was  appointed  the
                        President of the Company in  November 1997.
                        Mr. Shorin  is  the father-in-law  of Scott
                        A. Silverstein, an executive officer of the
                        Company. Mr. Shorin is 67 years of age.


Edward D. Miller        Member of the  Supervisory Board and Senior             2001
                        Advisor  to the  Chief Executive Officer of
                        AXA  Group  since  July  2001.  Mr.  Miller
                        served as  President  and  Chief  Executive
                        Officer of AXA Financial, Inc. from  August
                        1997  through  June  2001.  Mr. Miller  was
                        Senior Vice Chairman of the Chase Manhattan
                        Corporation  from  1996 through  July 1997.
                        Mr. Miller is  also a director  of  Keyspan
                        Corp and Chairman of the Board of Directors
                        of Phoenix House. Mr. Miller is 62 years of
                        age.


Stanley Tulchin         Chairman of Stanley Tulchin Associates, Inc.            1987
                        (a commercial collection agency) since 1955.
                        Mr. Tulchin  is  also  Chairman  and  Chief
                        Executive   Officer  of   Reprise   Capital
                        Corporation  (a  venture  capital fund) for
                        more than the past five years.  Mr. Tulchin
                        is 76 years of age.



                                   Business Experience                   Director of the
                                   During Past 5 Years,                   Company or its
Name                            Age and Other Information               Predecessors Since
----                            -------------------------               ------------------

Directors to Continue
in Office Until 2005


Stephen D. Greenberg    Managing Director, Allen, LLC since January             1993
                        2002.  Chairman of Fusient Media  Ventures,
                        Inc. from  January  2000  through  December
                        2001.  Private Investor from  November 1998
                        December 1999.  President of Classic Sports
                        Network, Inc. from  November  1993  through
                        October 1998.  Mr. Greenberg is 54 years of
                        age.


Ann Kirschner           President, Comma  International (management             1999
                        consulting company, specializing  in educa-
                        tion, media and technology) since  February
                        2003. Chief Executive Officer and President
                        of FATHOM (the first interactive  knowledge
                        network) from  1999  through  January 2003.
                        Dr.   Kirschner   was  Vice   President  of
                        Programming  and Media  Development for the
                        National Football League from November 1994
                        through January 1999. Dr. Kirschner is also
                        on the  Board of  Directors of New York New
                        Media  Association.  Dr.  Kirschner  is  52
                        years of age.


Richard Tarlow          Chairman  of   Carlson   &   Partners   (an             1999
                        advertising agency) since 1988.  Mr. Tarlow
                        was  President  of  Tarlow  Advertising,  a
                        division of Revlon  Inc., from 1987 to 2000
                        and Executive Vice President of Revlon Inc.
                        from 1988 to 2000.   Mr. Tarlow is 61 years
                        of age.




                                   Business Experience                   Director of the
                                   During Past 5 Years,                   Company or its
Name                            Age and Other Information               Predecessors Since
----                            -------------------------               ------------------

Directors to Serve
in Office Until 2004


Allan A. Feder          An independent business consultant for more             1992
                        than   the   past   five  years  and  Chief
                        Executive  Officer of Vitarroz  Corporation
                        (a proprietary brand food company)from 1988
                        to 2000.  Mr. Feder is 71 years of age.


David M. Mauer          Chief  Executive  Officer of E&B  Giftware,             1996
                        LLC  since  January  2003.  An  independent
                        business  consultant  from   July  2001  to
                        December  2002.  Served  as  President  and
                        Chief Executive Officer  of Riddell  Sports
                        Inc. from 1993 until June 2001.  Mr.  Mauer
                        is also a  member of the CEO Council of the
                        National  Center for  Missing and Exploited
                        Children.   Mr. Mauer is 54 years of age.

Jack H. Nusbaum         Chairman  of  the  New  York   law firm  of             1992
                        Willkie  Farr & Gallagher and a  partner in
                        that firm for more than thirty years.   Mr.
                        Nusbaum is also a director of W. R. Berkley
                        Corporation; Neuberger  Berman, Inc.; Prime
                        Hospitality  Corp.;  and  Strategic Distri-
                        bution, Inc. Mr. Nusbaum is 62 years of age.


     The Board of Directors met four times during the fiscal year ended March 1, 2003. Each of the directors who served during such period attended at least 75% of the aggregate number of meetings of the Board of Directors and any committee of which they were members during such period.

Compensation Committee
----------------------

     The Company has a Compensation Committee responsible for recommending officers' remuneration and administering The Topps Company, Inc. 2001 Stock Incentive Plan (the "Stock Incentive Plan"), the 1996 Stock Option Plan and the 1987 Stock Option Plan. The members of the Compensation Committee for the fiscal year ended March 1, 2003 were Messrs. Richard Tarlow and Stanley Tulchin, neither of whom is an employee of the Company. The Compensation Committee held five meetings during the fiscal year ended March 1, 2003.

Audit Committee
---------------

     The Audit Committee is responsible for overseeing the Company's accounting functions and internal controls and for recommending to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants. The Audit Committee is composed of independent directors of the Company, as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards, and acts pursuant to a written charter adopted by the Board of Directors,a copy of which is attached to this Proxy Statement as Appendix A. The members of such committee for the fiscal year ended March 1, 2003 were Messrs. Allan A. Feder, Stephen D. Greenberg, Edward D. Miller (effective June 27, 2002) and Stanley Tulchin. During the fiscal year ended March 1, 2003, there were three meetings of the Audit Committee. Effective April 15, 2002, Mr. Mauer resigned from the Audit Committee and accepted a position as special consultant to the Company. None of the members of the Audit Committee are employees of the Company.

     The Company does not have a nominating committee.


Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     The Company's executive officers, directors and ten percent stockholders are required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to file reports of ownership and changes in ownership with the SEC. Based solely upon its review of the copies of reports furnished to the Company through the date hereof, or written representations that no reports were required to be filed, the Company believes that all filing requirements applicable to its executive officers, directors and ten percent stockholders were complied with during the fiscal year ended March 1, 2003.

Compensation of Directors
-------------------------

     For the fiscal year ended March 1, 2003, pursuant to the Amended Directors Plan, each of Mr. Allan A. Feder, Mr. Stephen D. Greenberg, Dr. Ann Kirschner, Mr. David M. Mauer, Mr. Edward D. Miller, Mr. Jack H. Nusbaum, Mr. Richard Tarlow and Mr. Stanley Tulchin, none of whom is an employee of the Company, received options to purchase 17,000 shares of Common Stock at a price of $10.10 per share. These options become exercisable on June 27, 2003 and have a term of ten years from the date of grant.

     Commencing June 26, 2003, directors who are not also officers of the Company will receive directors' fees of $20,000 per year in addition to $20,000 in shares of the common stock of the Company which will be restricted for one year from the date of issuance. Directors will no longer receive annual grants of options under the Amended Directors Plan.

     In addition, members of the Audit or Compensation Committees will receive the following annual fees. The chairperson of the Audit Committee will receive $6,000 while each member will receive $3,000 and the chairperson of the Compensation Committee will receive $4,000 and each member will receive $2,000.

     Directors who are also officers of the Company are not compensated for their duties as a director.

                             EXECUTIVE COMPENSATION


     The following table sets forth for each of the last three fiscal years information regarding the compensation of (i) the Company's Chief Executive Officer, (ii) the four other most highly compensated persons who were executive officers at the end of the fiscal year ended March 1, 2003 and (iii) any other person who would have been among the four other most highly compensated but was not an executive officer at the end of the last fiscal year (each, a "Named Executive Officer").

                                                  Summary Compensation Table (1)
                                                  ------------------------------

                                                                                     Long Term
                                              Annual Compensation                Compensation Awards
                                              -------------------                -------------------
                                    Fiscal
                                     Year       Salary(2)        Bonus          Securities Underlying
Name and Principal Position          Ended         ($)            ($)              Options/ SARs (#)
---------------------------         ------      ---------       ------          ---------------------
Arthur T. Shorin...............      2003       985,000          450,145                  --
  Chairman, President and            2002       960,130        1,076,078(3)               --                         --
  Chief Executive Officer            2001       838,082          502,849                  --

Scott A. Silverstein(4)........      2003       305,706         137,364                   --
  Executive Vice President           2002       260,442         156,265                   --
                                     2001       245,962         147,534                 60,000

Ronald L. Boyum...............       2003       289,400         131,932                   --
  Vice President - Marketing and     2002       286,000         171,612                   --
  Sales and General Manager          2001       277,308         166,385                 11,000
  Confectionery

John Perillo..................       2003       253,863         126,932                   --
  Vice President - Operations        2002       248,471         149,083                   --
                                     2001       238,931         143,388                 12,000

Ira Friedman                         2003       246,864         110,418                   --
  Vice President - Publishing        2002       236,028         141,617                   --
  and New Product Development        2001       225,316         135,190                 12,000

-----------------

(1) Because none of the Named Executive Officers received (a) perquisites and other personal benefits (including, for certain of the Named Executive Officers, medical reimbursements, moving expenses and car use allowances) in excess of the lesser of $50,000 or 10% of such officer's annual salary and bonus, (b) any other compensation required to be reported or (c) any restricted stock awards, the columns entitled "Other Annual Compensation," "Restricted Stock Awards," "LTIP Payouts" and "All Other Compensation" are inapplicable and have therefore been omitted from the table.

(2) The Company's fiscal year ended March 3, 2001 consisted of 53 weeks, while the two other fiscal years in the table contained 52 weeks. Therefore, salary levels for the fiscal year ended March 3, 2001 reflect an additional one week's salary.

(3) Includes payment of extension bonus of $500,000 under the agreement to extend the terms of employment (Employment Agreement).

(4)  Mr. Silverstein is the son-in-law of Mr. Shorin.




                      Option/SAR Grants in Last Fiscal Year


     There were no stock options or stock appreciation rights granted in the fiscal year ended March 1, 2003 to the Named Executive Officers.

               Aggregate Option/SAR Exercises in Last Fiscal Year
                          and FY-End Option/SAR Values

     The following table provides information regarding the exercise of options/SARs during the fiscal year ended March 1, 2003 and the number and value of unexercised options and SARs held at fiscal year end by each of the Named Executive Officers.

             (a)                      (b)           (c)                       (d)                                (e)
                                                                      Number of Securities              Value of Unexercised
                                                                     Underlying Unexercised                 In-the-Money
                                                                          Options/SARs                      Options/SARs
                                                                          at FY-End (#)                     at FY-End ($)
                                                                 ______________________________    ____________________________
                                Shares Acquired       Value
            Name                on Exercise (#)   Realized ($)   Exercisable      Unexercisable    Exercisable    Unexercisable
            ----                ---------------   ------------   -----------      -------------    -----------    -------------
Arthur T. Shorin.............            --               --         932,500           --            2,580,662          --
Scott A. Silverstein.........          15,000           21,985       241,000           --              882,873          --
Ronald L. Boyum..............          70,000          112,560        74,500           --              178,070          --
John Perillo.................          15,000           61,013       139,500           --              434,291          --
Ira Friedman.................          15,000          172,113        70,500           --              244,487          --


                                                      Equity Compensation Plan Information
___________________________________________________________________________________________________________________
                                (a) Number of Securities     (b) Weighted-average         (c) Number of securities
                                to be issued upon exercise   exercise price of            remaining available for
                                of outstanding options,      outstanding options,         future issuance under
                                warrants and rights          warrants and rights          equity compensation plans
                                                                                          (excluding securities
Plan Category(1)                                                                          reflected in column (a))
------------------------------- ---------------------------- ---------------------------- --------------------------
Equity compensation plans
  approved by shareholders

  - Directors Plan                         595,000                   $8.72                        189,000
  - 2001 Plan                            3,162,977                   $6.35                      2,308,512
         TOTAL                           3,757,977                   $6.73                      2,497,512
____________________________________________________________________________________________________________________

(1) The Company does not have any equity compensation plans or arrangements that were not approved by the Company's stockholders.

Pension Benefits
----------------

     The Company maintains a tax qualified non-contributory defined benefit pension plan for its eligible employees (the "Retirement Plan"). The Summary Compensation Table contained in this Proxy Statement does not include the benefit accruals in respect of the Named Executive Officers under the Retirement Plan. The estimated annual pension benefits under the Retirement Plan, assuming retirement at age 65, at various levels of compensation and years of credited service are illustrated by the following table:

                                         Annual Retirement Benefit for Specified
                                              Years of Credited Service(1)(2)
Highest Average
Compensation(3)            15          20          25          30          35          40          50
                        --------    --------    --------    --------    --------    --------    --------
$   160,000............ $ 34,865    $ 47,322    $ 60,278    $ 73,312    $ 75,010    $ 77,010     $81,010
$   175,000............ $ 38,615    $ 52,323    $ 66,528    $ 80,812    $ 82,727    $ 84,885     $89,260
$   200,000............ $ 44,865    $ 60,656    $ 76,945    $ 93,312    $ 95,540    $ 98,010    $103,010
$   225,000............ $ 51,115    $ 68,990    $ 87,362    $105,812    $108,352    $111,135    $116,760
$   250,000............ $ 57,365    $ 77,323    $ 97,779    $118,313    $121,165    $124,260    $130,510
$   300,000............ $ 69,866    $ 93,990    $118,613    $143,313    $146,790    $150,510    $158,010
$   400,000............ $ 94,866    $127,324    $160,280    $193,314    $198,040    $203,010    $213,010
$   450,000............ $107,366    $143,991    $181,114    $218,315    $223,665    $229,260    $240,510
$   500,000............ $119,867    $160,658    $201,948    $243,315    $249,290    $255,510    $268,010
$   600,000............ $144,867    $193,992    $243,615    $293,316    $300,540    $308,010    $323,010
$   800,000............ $194,868    $260,660    $326,950    $393,318    $403,040    $413,010    $433,010
$ 1,000,000............ $244,869    $327,328    $410,285    $493,320    $505,540    $518,010    $543,010
$ 1,500,000............ $365,040    $490,040    $615,040    $740,040    $758,790    $777,540    $815,040
_______________________

(1) These are hypothetical benefits based upon the Retirement Plan's normal retirement benefit formula. The maximum annual benefit permitted under
     Section 415 of the Internal Revenue Code of 1986, as amended (the "Code"), is generally limited to $160,000 at present and will be adjusted to reflect cost-of-living increases in 2004 and succeeding plan years.

(2) The benefits shown corresponding to these compensation ranges are hypothetical benefits based upon the Retirement Plan's normal retirement benefit formula. Under Section 401(a)(17) of the Code, compensation in excess of $200,000 (as adjusted to reflect cost-of-living increases) is disregarded for purposes of determining highest average compensation of participants in the Retirement Plan for 2003. Benefits accrued as of the last day of the plan year beginning in 1993 on the basis of compensation in excess of the applicable dollar limit are preserved. The $200,000 limit will be adjusted for cost-of-living increases in 2004 and succeeding plan years.

(3) This table includes supplemental pension benefits payable to Mr. Shorin in excess of the limitations on compensation and benefits under the Code and other applicable laws, pursuant to an amended and restated supplemental pension agreement entered into as of June 1, 2001 (the "Supplemental Pension Agreement"). These benefits are computed in accordance with the same formula provided under the Retirement Plan without regard to the aforementioned limitations. However, compensation attributable to stock appreciation rights and stock options is not taken into account in determining highest average compensation for purposes of the Supplemental Pension Agreement.

     The normal retirement benefit under the Retirement Plan is payable in the form of a "straight life" annuity and is equal to the greater of (i) 1.667% of a participant's highest average W-2 compensation multiplied by the participant's years of credited service not in excess of 30 years, plus .25% of the participant's highest average compensation multiplied by the participant's years of credited service in excess of 30 years, reduced by 50% of the participant's estimated primary Social Security benefit determined on the basis of the participant's earnings from the Company, or (ii) $204 multiplied by the participant's years of credited service not in excess of 20 years, plus $144 multiplied by the participant's credited service in excess of 20 years (but not to exceed 10 additional years). The "highest average compensation" for purposes of determining the normal retirement benefit is equal to 1/5 of the total compensation that is paid to a participant by the Company for the 60 consecutive-month period in which the participant's compensation was greatest during the 120-month period prior to the participant's retirement or termination of employment. Subject to the $200,000 compensation limit in the case of an executive officer other than Mr. Shorin, such compensation includes all compensation reflected in the Summary Compensation Table to the extent included in gross income for the applicable base years, except for income attributable to reimbursement of moving expenses.

     As of March 1, 2003, the persons named in the Summary Compensation Table were credited with the following years of service: Mr. Shorin - 45, Mr. Silverstein - 11, Mr. Boyum - 14, Mr. Perillo - 26, Mr. Friedman - 15.


Employment Agreement
--------------------

     Effective June 1, 2003, the Compensation Committee agreed to extend the term of Mr. Arthur T. Shorin's amended and restated employment agreement for an additional two years in order to secure Mr. Shorin's services through May 31, 2005. As a result, the Company entered into an amended and restated employment agreement (the "Agreement") with Mr. Shorin to reflect the term extension and Mr. Shorin will be paid an extension bonus of $500,000. The Agreement provides for an annual base salary of $985,000 subject to increase at the discretion of the Compensation Committee. Mr. Shorin's agreement provides for an annual target bonus opportunity which is not less favorable than that provided for other executive officers of the Company.

     If Mr. Shorin is terminated without "Cause" or resigns for "Good Reason" (as defined in the Agreement), he will receive a full or prorated bonus for the year of termination (based on the time within the fiscal year that the termination occurs) and a lump sum severance payment will be made as liquidated damages equal to three times Mr. Shorin's base salary plus his highest annual bonus paid for the three fiscal years ended prior to the date of termination, and he will continue to participate in all of the Company's benefit plans for a period of three years following such termination. In addition, all of his unvested stock options will vest and remain exercisable in accordance with their terms.

     The Agreement also requires that, in the event any payments made upon his termination of employment are treated as "parachute payments" subject to excise taxes under federal tax law, the Company will make an additional payment to the applicable tax authorities on behalf of Mr. Shorin so that his after-tax position is the same as if the payments were not subject to an excise tax.

     Mr. Shorin's Agreement also requires the Company to make annual contributions to an irrevocable Company trust account, in an amount such that the assets of the trust account will be equal to the present value of the supplemental pension benefits which accrue during each fiscal year for Mr. Shorin under his Supplemental Pension Agreement. In the event of his termination without Cause or Resignation for Good Reason, the Agreement counts severance compensation paid to Mr. Shorin in determining highest average compensation and credits Mr. Shorin with three additional years of service for pension purposes.

     At the end of the two-year term, Mr. Shorin may request a two-year extension on equivalent terms with a minimum base salary adjustment for increases in the cost of living since June 1, 2003 and a $500,000 extension bonus. If the Company determines not to extend the term, Mr. Shorin's employment will terminate on May 30, 2005 and he will be entitled to the severance compensation outlined above for a termination without cause for two years instead of three. If Mr. Shorin elects to retire at the end of the two year term rather than seek an extension of the term, Mr. Shorin will be entitled the severance compensation outlined above for one year instead of three. In addition, the Agreement provides that if the term of the Agreement is not extended by the Company or if Mr. Shorin retires at the end of the term, the Company will offer Mr. Shorin a three-year post-employment consulting agreement providing for a $350,000 annual consulting fee in return for Mr. Shorin's continued part-time services.

Report of the Compensation Committee on Executive Compensation
--------------------------------------------------------------

     The Compensation Committee is responsible for setting the Company's compensation objectives and policies. It regularly approves compensation plans and sets specific compensation levels for all executive officers. In addition, the Compensation Committee administers the stock option plans and determines the degree and extent of awards granted thereunder.

Compensation Policy
-------------------

     The Compensation Committee seeks to provide a total compensation package that is competitive and intended to retain and motivate the Company's executive officers. In structuring the compensation package for executive officers, the Committee seeks to provide financial incentives tied to the achievement of the Company's short-term and long-term business objectives and intended to enhance stockholder value.

Base Salary
-----------

     In setting base salary for the executive officers for fiscal 2003, the Compensation Committee considered the base salary levels of executives with similar responsibilities in companies of similar size, business and complexity. The Committee also considered each executive officer's experience in his position at the Company and his actual performance over the prior fiscal year. Based on the above criteria, the Compensation Committee made subjective determinations with respect to the compensation of all of the Company's executive officers other than Mr. Shorin (whose compensation was governed by an Employment Agreement).

Bonus Awards
------------

     The Company's Bonus Plan for fiscal 2003 was structured to reward executive officers for performance on the achievement of strategic goals in addition to financial performance. Bonus levels for fiscal 2003 were set by the Compensation Committee after consideration of bonus levels for executives with similar responsibilities in companies of similar size, business and complexity. Bonus payments for fiscal 2003 reflected attainment of seventy-six percent of the maximum earnings objectives for executive officers.

Stock Option Awards
-------------------

     Long-term incentive compensation opportunities are provided through grants of stock options under the Stock Incentive Plan. All options granted under such Plan have exercise prices which are at least equal to the fair market value of the Common Stock on the date of grant so as to directly align such incentive compensation with an increase in stockholder value. The Compensation Committee elected to make no grants of stock options to any executive officers of the Company during fiscal 2003.

Chief Executive Officer
-----------------------

     Mr. Shorin's base salary is set under the terms of his Employment Agreement and has remained unchanged since June 1, 2001. Mr. Shorin agreed to waive the automatic increase in his base salary to which he was entitled upon the extension of the terms of his Employment Agreement. Mr. Shorin's annual performance bonus for fiscal 2003 was determined entirely by reference to uniform, pre-established earnings targets that were developed for all senior executives at the beginning of the fiscal year. The bonus paid on the achievement of these targets reflected attainment of seventy-six percent of the maximum.

Section 162(m)
--------------

     Section 162(m) of the Code generally disallows a tax deduction to public companies for annual compensation over $1 million paid to each of the Company's Chief Executive Officer and four other most highly compensated executive officers, except to the extent such compensation qualifies as "performance-based." Only Mr. Shorin has received compensation in excess of the
Section 162(m) limits and all other compensation has been fully deductible by the Company. While the Committee's policy has always been to pursue a strategy of maximizing deductibility of compensation for the Named Executive Officers, it also believes it is important to maintain the flexibility to take actions it considers in the best interests of the Company and its stockholders, which are necessarily based on considerations in addition to Section 162(m). In light of the competitive market for highly qualified executives, the Company has exercised that flexibility with respect to Mr. Shorin.

The Compensation Committee:

         Richard Tarlow
         Stanley Tulchin

                              CERTAIN RELATIONSHIPS

     Jack H. Nusbaum, a director, is a partner in the law firm of Willkie Farr & Gallagher, outside counsel to the Company. David M. Mauer, a director, was a member of the Audit Committee until April 15, 2002. Mr. Mauer was retained as a special consultant to the Company from April through December 2002 and as such was paid $208,000 during the fiscal year ended March 1, 2003. The Compensation Committee on April 24, 2002 granted Mr. Mauer options to purchase 30,000 shares of common stock at a price of $10.20 per share. Richard Tarlow, a director, is Chairman of Carlson & Partners, which from time to time performs advertising services for the Company. Carlson & Partners was paid $349,000 for services during the fiscal year ended March 1, 2003.


Performance Graph
-----------------

     The graph set forth below shows the yearly percentage change in the Company's cumulative total stockholder return against each of the S&P MidCap 400 and a composite index (the "Composite Index"), in each case assuming an investment of $100 on February 28, 1998 and the accumulation and reinvestment of dividends paid thereafter through March 1, 2003.


                  Comparison of 5 Year Cumulative Total Return
                       Assumes Initial Investment of $100

                                 1998      1999      2000      2001      2002      2003

Topps Co Inc         Return %               59.09     71.43     30.00     -1.64    -15.85
                     Cum $      $100.00   $159.09   $272.73   $354.55   $348.73   $293.45


S&P Midcap 400       Return %                2.12     30.99      8.93      2.70    -18.67
                     Cum $      $100.00   $102.12   $133.76   $145.70   $149.64   $121.71


Composite Index      Return %               11.23    -20.41     27.78     10.27    -11.72
                     Cum $      $100.00   $111.23    $88.52   $113.12   $124.73   $110.12



     The Composite Index is comprised of four industry groups reported in the "Directory of Companies required to file Annual Reports with the Securities and Exchange Commission," for the period ended September 30, 1993, and based upon the Standard Industrial Classification ("SIC") codes developed by the Office of Management and Budget, Executive Office of the President. The four industry groups are Miscellaneous Publishing (SIC Code 2741), Sugar and Confectionery Products (SIC Code 2060), Periodicals: Publishing or Publishing and Printing (SIC Code 2721) and Wholesale - Miscellaneous Durable Goods (SIC Code 5090).

Report of The Audit Committee of The Board of Directors
-------------------------------------------------------

     The Audit Committee is responsible for overseeing the Company's accounting functions and internal controls and for recommending to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants. The Audit Committee is composed of independent directors of the Company, as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards, and acts pursuant to a written charter adopted by the Board of Directors,a copy of which is attached to this Proxy Statement as Appendix A .

     The Audit Committee has reviewed and discussed with management and the independent accountants the audited financial statements for the fiscal year ended March 1, 2003. In addition, the Audit Committee has discussed with the independent accountants the matters required to be discussed by the Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The independent accountants provided to the Audit Committee the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended. The Audit Committee has reviewed and discussed with the independent accountants the firm's independence and has considered the compatibility of any non-audit services with the auditors' independence.

     Based on its review of the audited financial statements and the various discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended March 1, 2003.


Audit Fees
----------

     Audit fees billed to the Company by Deloitte & Touche LLP during the Company's fiscal year ended March 1, 2003 for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $296,450.


Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

     The Company did not engage Deloitte & Touche LLP to provide advice to the Company regarding financial information systems design or implementation during the Company's fiscal year ended March 1, 2003.


All Other Fees
--------------

     Fees billed to the Company by Deloitte & Touche LLP during the Company's fiscal year ended March 1, 2003 for all other services rendered to the Company totaled $15,700. Included in this number were consulting projects totaling $3,500 and a tax planning project totaling $12,200.



April 30, 2003
                                        Allan A. Feder
                                        Stephen D. Greenberg
                                        Stanley Tulchin
                                        Edward D. Miller

                             APPOINTMENT OF AUDITORS

     The Board of Directors has retained Deloitte & Touche LLP as independent certified public accountants to report on the consolidated financial statements of the Company for the fiscal year ending February 28, 2004 and to perform such other services as may be required of them. The Board of Directors has directed that management submit the appointment of auditors for ratification by the stockholders at the Annual Meeting. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.


   YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT
          OF DELOITTE & TOUCHE LLP AS THE TOPPS COMPANY, INC. AUDITORS


                  STOCKHOLDER PROPOSALS -- 2004 ANNUAL MEETING

     Any proposals of stockholders of the Company intended to be included in the Company's proxy statement and form of proxy relating to the Company's next annual meeting of stockholders must be in writing and received by the Assistant Treasurer of the Company at the Company's office at One Whitehall Street, New York, New York 10004-2109 no later than January 24, 2004. In the event that the next annual meeting of stockholders is called for a date that is not within 30 days before or after June 29, 2004, in order to be timely, notice by the stockholder must be received no later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

     Any stockholder  interested in making a proposal is referred to Article II,
Section 4 of the Company's Restated By-Laws.

                                  OTHER MATTERS

     Management does not know of any matters other than the foregoing that will be presented for consideration at the Annual Meeting. However, if other matters properly come before the Annual Meeting, the proxy holders should vote upon them in accordance with their best judgment.


                             SOLICITATION OF PROXIES

     The entire cost of soliciting management proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally by directors, officers or regular employees of the Company, who will not be compensated for their services. Management of the Company intends to request banks, brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Common Stock held of record by such persons and entities.

     The Company's Annual Report on Form 10-K for the fiscal year ended March 1, 2003 and the Proxy Statement are available to all investors on the internet at www.topps.com and will be provided without charge to any stockholder of record at the close of business on May 15, 2003 upon written request to Investor Relations at One Whitehall Street, New York, New York 10004-2109.


                                        By order of the Board of Directors,


                                                Arthur T. Shorin
                                                Chairman, President and
                                                Chief Executive Officer

                             THE TOPPS COMPANY, INC.
                              AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER

                                  April 4, 2003

Board of Directors

     The Board of Directors (the "Board") of The Topps Company, Inc. (the "Company") hereby amends and restates the charter of the Board's Audit Committee (the "Committee"), providing the Committee with authority, responsibility, and specific powers as described below.

Purpose

     The purpose of the Committee is to oversee the broad range of issues surrounding the accounting and financial reporting processes of the Company and its subsidiaries and audits of the financial statements of the Company and its subsidiaries. The Committee's primary focus will be to (1) assist the Board in monitoring (a) the integrity of the financial statements of the Company and its subsidiaries, (b) the compliance by the Company and its subsidiaries with legal and regulatory requirements, (c) the independent auditor's qualifications and independence, and (d) the performance of the Company's independent auditors, (2) to ensure proper internal financial and accounting controls.

Organization

     The Company's By-Laws (the "By-Laws") and this charter (the "Charter") govern the operation of the Committee; in the event of a conflict, the terms of the By-Laws shall govern. The Committee shall provide a medium within the Company for consideration of matters relating to any audit issues. At its sole discretion, the Committee has the power to retain and determine funding for outside legal, accounting and financial consultants or other advisors or to delegate to subcommittees to assist it in its activities to the extent permitted by the United States Securities and Exchange Commission (the "SEC") and NASDAQ. The outside accounting firm shall report directly to the Committee. The fees and expenses of such consultants and advisors shall be borne by the Company.

Membership

     The members of the Committee shall be appointed by the Board and shall consist of three (3) or more independent directors, as the Board may determine from time to time, of the Company's Board and shall serve until their successors are duly elected and qualified. Each Committee member may be removed by the Board at its discretion. Committee members will receive his or her director fee in cash, paid annually after the June Board meeting. Committee members shall not be affiliated with the Company or receive any fees paid directly or indirectly for services as a consultant or financial advisor regardless of amount. This includes payments to any firm of which a Committee member is an executive officer, partner, member, principal or designee. Each Committee member shall meet the independence requirements of the SEC and NASDAQ.

     The Board recognizes that director independence is an issue that is actively being reviewed by multiple constituencies, and may amend its criteria for determining what constitutes an "independent director" to reflect changing standards.

Composition

     All members of the Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement at the time they join the Committee, and each member shall have a working knowledge of skills and competencies that the Board will need for the Company to be successful in the future. Committee members, if they or the Board deem it appropriate, may enhance their understanding of their duties by participating in educational programs conducted by the Company or an outside consultant or firm.

     Further, at least one member of the Committee shall currently have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     Effective for fiscal years ending after July 15, 2003, the Company will disclose whether at least one member of the Committee is a "financial expert", defined as a person who has the following attributes: (1) an understanding of generally accepted accounting principles and financial statements; (2) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions. A person must have acquired such attributes through one of more of the following: (a) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions; (b) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions; (c) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or
(d) other relevant experience.

Minutes

     The Committee shall maintain and submit to the Board copies of minutes of each meeting of the Committee, and each written consent to action taken without a meeting, reflecting the actions so authorized or taken by the Committee since the preceding meeting of the Board. A copy of the minutes of each meeting shall be placed in the Corporation's minute book.

Charter Amendment

     Any member of the Committee may submit proposed Charter amendments to the Board. The Board shall circulate any proposed charter amendment(s) to members of the Committee immediately upon receipt. By a majority vote, the Board may approve the amendments to the Charter.

Meetings

     The Committee shall hold such regular meetings as may be necessary or advisable, but no less frequently than quarterly, and special meetings as may be called by the Committee's chairperson. The presence in person or by telephone of a majority of the Committee's members shall constitute a quorum for any meeting of the Committee. All actions of the Committee will require the vote of a majority of its members present at a meeting of the Committee at which a quorum is present.

Duties and Responsibilities

     The Committee's policies and procedures shall remain flexible in order to best react to changing conditions and to help ensure that the Company's accounting and reporting practices are consistent with applicable legal requirements and are of the highest quality. The Committee shall:

     (1)  Appoint,  terminate  when  appropriate,  determine  funding  for,  and
directly  oversee  the  Company's   independent  auditors  (including  resolving
disagreements between the independent accountants and management regarding financial reporting). The independent accountants shall report directly to the Audit Committee;

     (2) Pre-approve any audit or legally permitted non-audit services to be performed by the Company's independent auditors;

     (3) Pre-approve appropriate funding for payment of compensation to the Company's independent auditors for the purpose of rendering audit and non-audit services. The Committee may delegate the duty to pre-approve any such payment to any member of the Committee provided that the decisions of such member to grant pre-approvals shall be presented to the full Committee for ratification;






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

     (4) Approve all related party transactions entered into by the Company with any of the Company's directors or executive officers;

     (5) Prohibit an auditing firm from auditing the Company if members of management had been employed by that firm and participated in the audit of the Company within the one-year period preceding the commencement of audit procedures. Ensure audit partner rotation if the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has performed audit services for the Company in any of the Company's five previous fiscal years;

     (6) Review and reassess the adequacy of the Charter annually and recommend any proposed changes to the Board for approval;

     (7) Review the Company's annual audited financial statements and quarterly unaudited financial statements with the Company's management and independent auditors;

     (8) Review and discuss with the Company's management and independent auditors the Company's quarterly earnings press releases (paying particular attention to any use of "Pro Forma," or "Adjusted" non-GAAP, information) prior to the release thereof;

     (9) Review any major changes to the Company's auditing and accounting principles and practices as suggested by the Company's management or independent auditors;

     (10) Obtain and review, at least annually, a report by the Company's independent auditors describing:

          (a) the auditors' internal quality-control procedures;

          (b) any material issues raised by the most recent internal quality-control review of the firm, or by any inquiry or investigation by governmental or professional authorities, and any steps taken to deal with any such issues; and

          (c) all relationships between the independent auditor and the Company (to assess the auditor's independence);

     (11)  Review  and  actively  engage  the  Company's   independent  auditors
regarding the auditor's qualifications, performance, independence and their registration with the SEC;

     (12) Review with the Company's management legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies;

     (13) Review with the Company's independent auditors any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter, including:

          (a) any difficulties encountered in the course of the audit work, including any restrictions on the scope of the activities or access to required information;

          (b) any changes required in the planned scope of the external audit;

          (c) any disagreements with management; and

          (d) any material written communications between the independent auditors and the Company's management, such as any management letter or schedule of unadjusted differences;

     (14)  Review  annually  with  the  Company's   management  and  independent
auditors:

          (a) analyses prepared by the Company's management and/or independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and

          (b) the effect of regulatory and accounting initiatives, as well as review and approve any off-balance sheet structures on the Company's financial statements;

     (15) Review annually major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls, and any special audit steps adopted in light of control deficiencies;

     (16) Review and discuss major issues as to the adequacy of the Company's disclosure and internal controls;

     (17) Review and discuss any special audit steps adopted in light of disclosure and control deficiencies;

     (18) Obtain and review the audit report provided by the Company's independent auditors, which should include:

          (a) all critical accounting policies and practices used; and

          (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

     (19) Review any accounting adjustments that were proposed by the Company's independent auditors but were "passed" (as immaterial or otherwise), any material communications between the audit team and the independent auditors' national office respecting auditing or accounting issues presented by the engagement;

     (20) Review any failures of the Company's financial reporting controls;

     (21) Discuss with the Company's management and independent auditors the Company's policies with respect to major risk exposures and the steps management has taken to monitor and control such exposures;

     (22) Meet periodically with the Company's management and independent auditors in separate sessions to encourage entirely frank discussions with the Committee, including without limitation discussions regarding the Company's financial reporting control procedures, the quality of the Company's financial reporting and the adequacy and competency of the Company's financial management;

     (23) Meet and discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit of the Company's annual financial statements and the matters required to be discussed relating to the review of the Company's quarterly financial statements;

     (24) Supervise and administer any code of ethics adopted by the Company that addresses conflicts of interest and compliance with applicable laws and implement appropriate mechanisms for such compliance and disclosure of officer/director waivers;

     (25) Establish procedures for:

          (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

          (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     (26) Obtain assurance from the Company's independent auditor that it has notified the Committee of any failure of which the independent auditor is aware of the Company to comply with applicable legal requirements;

     (27) Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with any code of business conduct adopted by the Committee from time to time;

     (28) Ensure compliance with rules and regulations set forth by the SEC and NASDAQ regarding the hiring of employees or former employees of the independent auditors;

     (29) Do every other act incidental to, arising out of or in connection with, or otherwise related to, the authority granted to the Committee hereby or the carrying out of the Committee's duties and responsibilities hereunder as the Committee or the Board deems necessary and appropriate.

Limitation of Committee's Role

     While the Committee has the authority, powers, and responsibilities set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable legal, accounting, and other requirements. These are the responsibilities of the Company's management and the independent auditor.

                                       A-4